UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 2, 2023

AMERICAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038

 (Address of principal executive offices)

(317) 855-9926

 (Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2023, American Resources Corporation (“American Resources” or the “Company”), entered into Lithium Spodumene Ore Purchase Agreement (“Purchase Agreement”) with Clay Resources LLC Inc. (“Clay Resources”). Pursuant to the Purchase Agreement, American Resources has the right of first refusal to purchase 5,000 (five thousand) metric tons per month of high-grade spodumene ore for a 12-month period. American Resources will have the right of first refusal on all material produced from the mining concessions, with a planned production schedule to scale up to 20,000 (twenty thousand) metric tons per month. This Purchase Agreement provides American Resources secure access to lithium spodumene ores that will initially be transported to the United States to be refined into high-purity lithium carbonate or lithium hydroxide at one of American Resources’ refining facilities utilizing its patented multi-modal chromatography process.

Additionally, Mr. Courtenay. Taplin, a Director of American Resources Corporation who brings over 40 years of experience of sourcing and supplying iron ore, coke, metallurgical coal, and other natural resource raw materials to assist American Resources with their supply chain, logistics, customers and overall corporate strategy is also Managing Director with Clay Resources. Mr. Taplin did not have any involvement or bearing on American Resources’ decision to enter in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text, which is filed as an Exhibit hereto.

Item 8.01 Other Events.

On June 7, 2023 American Resources issued a press release announcing that it has entered into the Lithium Spodumene Ore Purchase Agreement and partnership.

The information presented in Item 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
1.1	Purchase Agreement
99.1	Press Release Dated June 7, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: June 8, 2023	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

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